UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 10, 2012

FREEDOM FINANCIAL GROUP, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-51286	43-1647559
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(IRS Employer Identification Number)

3331 E. Manitoo, Springfield, MO 65804
(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (417) 886-6600

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events

The Company has carried out the Plan of Dissolution and Complete Liquidation as approved by the stockholders at the November, 30, 2009, Special Meeting. The Company filed a Certificate of Dissolution with the Delaware Secretary of State on December 7, 2009. The Company’s wind up of its business activities has taken place over a three year period through December 7, 2012, as required by Delaware law. The Company has incurred approximately $126,000 in wind up costs since filing its previous Form 8K on July 12, 2011, which is $65,000 less than the Company forecast for these costs. During the entire wind up period the Company incurred liquidation expenses of approximately $1,081,000, which is $500,000 less than the Company forecast for these costs. A final liquidating distribution will be processed on December 10, 2012 in the amount of $.03123 per share. The aggregate amount of cash distributions to stockholders of $.20123 per share is within the previously disclosed estimated range of $0.17 to $0.21 per share of common stock, including the $0.17 per share that was previously distributed to stockholders in December, 2009.

For further information regarding the distribution stockholders may contact the Company’s transfer agent:

Wells Fargo Shareholder Services

P.O. Box 64875

St. Paul, MN 55164-0875

Phone: 800-468-9716

Cautionary Statement Regarding Forward-Looking Information.

This report contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. In particular, any statements that do not relate to historical or current facts constitute forward-looking statements, including any statements contained herein regarding our expectations with regard to the payment of liquidating distributions. Forward-looking statements are subject to known and unknown risks, uncertainties and contingencies, many of which are beyond our control, which may cause actual results, performance or achievements to differ materially from those projected or implied in such forward-looking statements. Factors that might affect actual future liquidating distributions include, among other things, the number and amount of any claims asserted against or reserved for by the Company during the liquidation process and the expenses of liquidation. The forward-looking statements are based on our beliefs, assumptions and expectations as of the date of this report, taking into account information currently available to us. Those beliefs, assumptions and expectations can change as a result of many possible events or factors, not all of which are known to us, including those events and factors detailed in our filings with the Securities and Exchange Commission. Neither we nor any other person assumes responsibility for the accuracy or completeness of those statements. We do not intend to update these forward-looking statements and undertake no duty to provide any such update under any circumstances.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FREEDOM FINANCIAL GROUP, INC.
a dissolved Delaware corporation

By FFG Management, LLC, a Missouri limited liability company, as liquidating agent

Dated: December 10, 2012	By:	/s/ Jerald L Fenstermaker
Jerald L Fenstermaker - Member

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